SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 4, 2003
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

            Bermuda                      1-31599                  98-032908
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

           Wellesley House, 90 Pitts Bay Road, Hamilton HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

            Crown House, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition

      On November 4, 2003, Endurance Specialty Holdings Ltd. issued a press release reporting its results for the quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, a copy of the Endurance Specialty Holdings Ltd. Investor Financial Supplement for the quarter ended September 30, 2003 is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

      In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2003


                                            By: /s/ John V. Del Col
                                                --------------------------------
                                            Name: John V. Del Col
                                            Title: General Counsel & Secretary

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                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------

      99.1         Press Release, dated November 4, 2003

      99.2         Investor Financial Supplement for the quarter ended
                   September 30, 2003